                                                                   EXHIBIT 10.86





                          PHONETEL TECHNOLOGIES, INC.,
                                    AS ISSUER

                            THE SUBSIDIARY GUARANTORS
                           NAMED ON SCHEDULE I HERETO

                                       AND

                              MARINE MIDLAND BANK,
                                   AS TRUSTEE

                       ----------------------------------


                          THIRD SUPPLEMENTAL INDENTURE

                          DATED AS OF DECEMBER 30, 1997

                          SUPPLEMENTING THE INDENTURE,
                         DATED AS OF DECEMBER 18, 1997,
               AS SUPPLEMENTED BY THE FIRST SUPPLEMENTAL INDENTURE
                          DATED AS OF JANUARY 3, 1997,
                      AND THE SECOND SUPPLEMENTAL INDENTURE
                            DATED AS OF MAY 29, 1997,
                       AMONG PHONETEL TECHNOLOGIES, INC.,
              THE SUBSIDIARY GUARANTORS NAMED ON SCHEDULE I THERETO
                       AND MARINE MIDLAND BANK, AS TRUSTEE


                       ----------------------------------

                                  $125,000,000
                            12% SENIOR NOTES DUE 2006

                      THIS THIRD SUPPLEMENTAL INDENTURE, dated as of December 30, 1997, (the "Third Supplemental Indenture"), to the Indenture, dated as of December 18, 1996, (as amended, modified or supplemented from time to time in accordance therewith, the "Indenture"), among PhoneTel Technologies, Inc., a corporation duly organized and existing under the laws of the State of Ohio, (the "Company"), having its principal office at 1001 Lakeside Avenue, North Point Tower, 7th Floor, Cleveland, Ohio 44114-1195, the Subsidiary Guarantors named on Schedule I hereto, and Marine Midland Bank, (the "Trustee").

                                    RECITALS

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee the Indenture, providing for, among other things, the creation and issuance by the Company of its 12% Senior Notes due 2006 (the "Notes"); and

                  WHEREAS, Section 9.02 of the Indenture provides that the Company, when authorized by a resolution of its Board of Directors, and the Trustee, together with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, may amend the Indenture, subject to certain exceptions specified in Section 9.02 of the Indenture; and

                  WHEREAS, the parties hereto are entering into this Third Supplemental Indenture to (i) amend certain of the definitions contained in Article One of the Indenture and (ii) amend certain of the provisions contained in Article Four of the Indenture (collectively, the "Proposed Amendments"); and

                  WHEREAS, the Holders of at least a majority in aggregate principal amount of the then outstanding Notes have duly consented to the Proposed Amendments; and

                  WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Third Supplemental Indenture have been complied with; and

                  WHEREAS, the Company has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) a copy of resolutions of the Board of Directors of the Company, (ii) evidence of the written consent of the Holders of Notes described in the immediately preceding clause and (iii) an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent and covenants, if any, provided for in the Indenture relating to the execution and delivery of the Third Supplemental Indenture have been complied with; and

                  WHEREAS, all other acts and things necessary to make this Third Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

                  NOW THEREFORE:

                  In consideration of the premises, the parties have executed and delivered this Third Supplemental Indenture, and the Company hereby covenants and agrees with the Trustee, for the equal and proportionate benefit of all Holders of the Notes, that the Indenture is supplemented and amended, to the extent and for the purposes expressed herein, as follows:

                  SECTION 1. DEFINITIONS. For all purposes of this Third Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, terms used herein shall have the meanings assigned to them in the Indenture.

                  SECTION 2. AMENDMENT OF SECTION 1.01 OF THE INDENTURE. The definition of "Consolidated Net Income" in Section 1.01 is amended to read in its entirety as follows:

                  "Consolidated Net Income" means, with respect to any period, the net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (i) all extraordinary gains and losses (net of fees and expenses relating to the transaction giving rise thereto), (ii) the portion of net income (or loss) of the Company and its Subsidiaries allocable to interests in unconsolidated Persons, except to the extent of the amount of dividends or distributions actually paid to the Company or its Subsidiaries by such other Person during such period, (iii) net income (or loss) of any Person combined with the Company or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) net gain but not losses in respect of Asset Sales, (v) the net income of any Subsidiary of the Company to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income to the Company is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (vi) non-recurring expenses of $6,000,000 incurred in the quarter ended September 30, 1997 in connection with the proposed acquisition of Communications Central Inc.,
(vii) non-recurring charges of $2,361,000 incurred in the quarter ended September 30, 1997 in connection with dial-around compensation, (viii) all other non-recurring, non-operating charges which may be incurred after January 1, 1998, other than any such charges incurred in connection with dial-around compensation, and (ix) all expenses and fees paid in connection with the solicitation of any consent to amend this Indenture.

                  SECTION 3. AMENDMENT OF SECTION 4.07(b)(i) OF THE INDENTURE.
Section 4.07(b)(i) is amended to read in its entirety as follows:

                  (i) Indebtedness of the Company incurred under the Credit Facility in an aggregate principal amount at any time outstanding not to exceed the sum of (1) 80% of the net amount of accounts receivable (as determined under GAAP) of the Company and the Subsidiaries plus (2) an amount equal to $1,300 multiplied by the number of Eligible Pay Telephones, in each case as determined in good faith by the Company at the time of each incurrence of Indebtedness under the Credit Facility; provided that in no event shall the aggregate principal amount of Indebtedness outstanding at any one time under the Credit Facility permitted pursuant to this clause (i) exceed the sum of (A) $20 million for business expansion, less the aggregate amount of any other principal payments thereunder constituting permanent reductions of such Indebtedness pursuant to and in accordance with the covenant described under
Section 4.13; plus (B) $20 million for working capital purposes.

                  SECTION 4. OPERATION OF PROPOSED AMENDMENTS. Upon the execution and delivery of this Third Supplemental Indenture by the Trustee and the Company, the Proposed Amendments contained herein will become effective but will not become operative until Consents are accepted and paid for by PhoneTel Technologies, Inc. pursuant to the Consent Solicitation Statement dated December 16, 1997 and subsequent Amended Consent Statement dated December 19, 1997 and the related Consent Form (in each case, as the same may be amended, modified or supplemented from time to time in accordance therewith).

                  SECTION 5. RECITALS. The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or adequacy of this Third Supplemental Indenture or the due execution hereof by the Company.

                  SECTION 6. RATIFICATION AND CONFIRMATION OF INDENTURE. Except as hereby expressly amended, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

                  SECTION 7. GOVERNING LAW. This Third Supplemental Indenture shall be governed by and construed in accordance with the law of the state of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

                  SECTION 8. SUCCESSORS. All agreements of the Company and the Subsidiary Guarantors in this Third Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Third Supplemental Indenture shall bind its successors.

                  SECTION 9. DUPLICATE ORIGINALS. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  SECTION 10. SEVERABILITY. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 11. HEADINGS. The Article and Section headings of this Third Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Third Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

                        PHONETEL TECHNOLOGIES, INC.

                        By:     /s/ Tammy L. Martin
                            ----------------------------------------------------
                               Signature

                        Name: Tammy L. Martin
                              --------------------------------------------------
                        Title: Chief Administrative Officer &  General Counsel
                               -------------------------------------------------
                        THE SUBSIDIARY GUARANTORS:

                        PUBLIC TELEPHONE CORPORATION
                        WORLD COMMUNICATIONS, INC.
                        PARAMOUNT COMMUNICATION SYSTEMS, INC.
                        NORTHERN FLORIDA TELEPHONE CORPORATION
                        PAYPHONES OF AMERICA, INC.
                        CHEROKEE COMMUNICATIONS INC.
                           (A TEXAS CORPORATION AND AS SUCCESSOR BY MERGER WITH PHONETEL CCI, INC.)
                        CHEROKEE COMMUNICATIONS INC.
                           (A SOUTH DAKOTA CORPORATION)
                        CHEROKEE COMMUNICATIONS INC.
                           (A NEVADA CORPORATION)
                        PHONETEL ACQUISITION CORPORATION
                        PHONETEL V, INC.
                        For Each of the Above
                        By:     /s/ Tammy L. Martin
                            ----------------------------------------------------
                               Signature
                        Name: Tammy L. Martin
                              --------------------------------------------------
                        Title: Chief Administrative Office & General Counsel
                               -------------------------------------------------

                        MARINE MIDLAND BANK, AS TRUSTEE
                        By:     /s/ Marcia Markowski
                            ----------------------------------------------------
                                Signature
                        Name:   Marcia Markowski
                              --------------------------------------------------
                        Title:    Assistant Vice President
                               -------------------------------------------------